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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 JULY 28, 1994
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



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                             WMX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


              1-7327                                    36-2660763
     (COMMISSION FILE NUMBER)                          (IRS EMPLOYER
        IDENTIFICATION NO.)

       3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS            60521
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                 (708) 572-8800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.
         ------------

     The registrant on July 28, 1994 issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) reporting that its Board of Directors has approved a proposal to acquire all of the outstanding shares of Chemical Waste Management, Inc. ("CWM") which it does not already own. Under the proposal, each holder of CWM shares of common stock other than the registrant would receive .27 of a registrant share of common stock for each CWM share held. The registrant owns approximately 78.6% of CWM's outstanding shares. The proposed transaction would result in the issuance of approximately an additional 12.1 million registrant shares. The proposed transaction would take the form of a merger of a wholly owned subsidiary of the registrant into CWM and would be subject to the approval of the holders of a majority of CWM's outstanding shares other than the shares held by the registrant.

     The registrant also announced that it was undertaking a comprehensive review of its operations and financial strategies and its organizational structure in order to consider other potential strategic actions intended to enhance stockholder value. The registrant's Board of Directors authorized management to commence discussions with external financial and strategic advisors to be retained to assist with the review.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WMX TECHNOLOGIES, INC.

                                              By:  /s/ Thomas A. Witt
                                                   ---------------------
                                                   Thomas A. Witt
                                                   Vice President

Dated:  July 29, 1994

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                             WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------

1.   None

2    None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

99.  News release dated July 28, 1994 issued by WMX Technologies, Inc.



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*Exhibits not listed are inapplicable.